Royce Capital Fund

Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

Supplement to Prospectus dated May 1, 2001

          Effective July 1, 2001, W. Whitney George became the primary portfolio manager of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio, assuming day-to-day responsibility for managing the Funds' portfolios. Mr. George joined Royce in 1991 and has been a Managing Director and Senior Portfolio Manager of Royce since 1997.

 July 1, 2001